UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2026
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SOLARIS ENERGY INFRASTRUCTURE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9651 Katy Freeway, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)
(281) 501-3070
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	“SEI”	New York Stock Exchange NYSE Texas, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02      Results of Operations and Financial Condition
On April 27, 2026, Solaris Energy Infrastructure, Inc. (the “Company”) issued a press release announcing its operating and financial results for the quarter ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.
Additionally, on April 27, 2026, the Company posted a new investor presentation on its website, www.solaris-energy.com. A copy of the presentation can be reviewed at the Company’s website by first selecting “Investors Relations,” and then selecting the “View All Events and Presentations” tab. Information on the Company’s website does not constitute a part of this Current Report on Form 8-K.
The information in this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01      Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Solaris Energy Infrastructure, Inc. press release dated April 27, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 27, 2026

SOLARIS ENERGY INFRASTRUCTURE, INC.

By:	/s/ STEPHAN E. TOMPSETT
Name:	Stephan E. Tompsett
Title:	Chief Financial Officer
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